Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Opnext, Inc. (the “Registrant”) on Form 10-Q for the period ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gilles Bouchard, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Gilles Bouchard
Gilles Bouchard
President and Chief Executive Officer

Date: February 9, 2010